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                                                                      EXHIBIT 21

          Subsidiaries of Cox Communications Inc. as of March 10, 1998
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
CableRep, Inc.........................................................Delaware
Cox@Home, Inc.........................................................Delaware
CoxCom, Inc...........................................................Delaware
Cox Arizona Telcom, Inc...............................................Delaware
Cox Cable New York City, Inc..........................................New York
Cox California PCS, Inc...............................................Delaware
Cox California Telecom, Inc...........................................Delaware
Cox Communications Bakersfield, Inc...................................Delaware
Cox Communications E.T.E., Inc........................................Delaware
Cox Communications Hampton Roads, Inc.................................Delaware
Cox Communications Holdings, Inc......................................Delaware
Cox Communications International, Inc.................................Delaware
Cox Communications NCC, Inc...........................................Delaware
Cox Communications of Australia, Inc..................................Delaware
Cox Communications Palos Verdes, Inc..................................California
Cox Communications Payroll, Inc.......................................California
Cox Communications Pioneer, Inc.......................................Delaware
Cox Communications San Diego, Inc.....................................Delaware
Cox Communications Santa Barbara, Inc.................................Delaware
Cox Communications Services, Inc......................................Delaware
Cox Communications Shopping Services, Inc.............................Delaware
Cox Communications Virginia Beach, Inc................................Delaware
Cox Communications Wireless, Inc......................................Delaware
Cox Consumer Information Network, Inc.................................Delaware
Cox DC Radio, Inc.....................................................Delaware
Cox Fibernet Access Services, Inc.....................................Virginia
Cox Fibernet Commercial Services, Inc.................................Virginia
Cox Fibernet Louisiana, Inc...........................................Delaware
Cox Fibernet Oklahoma, Inc............................................Delaware
Cox Fibernet Virginia, Inc............................................Delaware
Cox Home Video North, Inc.............................................Delaware
Cox Louisiana Telecom, Inc............................................Delaware
Cox Nebraska Telcom, Inc..............................................Delaware
Cox Oklahoma Telcom, Inc..............................................Delaware
Cox Programming International, Inc....................................Delaware
Cox Programming Limited..........................................United Kingdom
Cox Rhode Island Telcom, Inc..........................................Delaware
Cox Satellite, Inc....................................................Delaware
Cox Satellite Services, Inc...........................................Delaware
Cox Telcom Partners, Inc..............................................Delaware
Cox Teleport Partners, Inc............................................Delaware
Cox Teleport Partners II, Inc.........................................Delaware
Cox Telephony Partners, Inc...........................................Delaware
PCS Leasing Co., Inc..................................................Delaware
TMJV, Inc.............................................................Delaware
Video Service Company.................................................Ohio
Cox Connecticut Telcom, LLC...........................................Delaware
Cox Oklahoma II, L.L.C................................................Delaware
Cox Communications Omaha, L.L.C.......................................Delaware
TWC Cable Partners............................................................
TWC/TVRO Service Partnership..................................................
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